UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 23, 2006
                        (DATE OF EARLIEST EVENT REPORTED)

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                           AMERIPRISE FINANCIAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                    DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

              001-32525                            13-3180631
       (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)

    55 AMERIPRISE FINANCIAL CENTER
        MINNEAPOLIS, MINNESOTA                       55474
   (ADDRESS OF PRINCIPAL EXECUTIVE
               OFFICES)                           (ZIP CODE)

                                 (612) 671-3131
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 26, 2006, we issued $500,000,000 aggregate principal amount of our 7.518% Junior Subordinated Notes Due 2066 (the "Securities") pursuant to a Prospectus Supplement dated May 16, 2006 to the Prospectus dated May 5, 2006, filed as part of our Registration Statement on Form S-3 (Registration No. 333-133860; effective immediately pursuant to Rule 462(e) of Regulation C of the Securities and Exchange Act of 1933, as amended) filed with the Securities and Exchange Commission.

The terms and conditions of the Securities and related matters are set forth in the Junior Subordinated Debt Indenture, dated as of May 5, 2006, between the Company and U.S. Bank National Association (the "Trustee"), as supplemented by the First Supplemental Junior Subordinated Indenture, dated as of May 26, 2006, between the Company and the Trustee (the "Supplemental Indenture").

The sale of the Securities was underwritten by Lehman Brothers Inc. and J.P. Morgan Securities Inc., pursuant to an Underwriting Agreement dated May 23, 2006 (the "Underwriting Agreement").

Interest on the Securities will accrue from the issue date until June 1, 2016 at a fixed rate equal to 7.518% per year. From June 1, 2016 until maturity, interest on the Securities will be payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, at an annual rate equal to 3-month LIBOR plus a margin equal to 290.5 basis points, subject to our right to defer interest payments for up to ten years and other conditions.

At our option, we may redeem the Securities in whole or in part at their aggregate principal amount, together with any accrued and unpaid interest, on or after June 1, 2016, for cash in an amount equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, including any compounded interest.

The preceding is a summary of the terms of the Underwriting Agreement, the Supplemental Indenture and the Securities, and is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1, the Supplemental Indenture attached as Exhibit 4.1 and the Form of 7.518% Junior Subordinated Notes due 2066 attached as Exhibit 4.2 and each is incorporated herein by reference as though it were fully set forth herein.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Underwriting Agreement, the Supplemental Indenture and the Securities are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NO.          EXHIBIT DESCRIPTION

1.1 Underwriting Agreement, dated May 23, 2006, between the Company, Lehman Brothers Inc. and J.P. Morgan Securities Inc.

4.1 First Supplemental Junior Subordinated Debt Indenture, dated as of May 26, 2006, between the Company and U.S. Bank National Association.

4.2                  Form of 7.518% Junior Subordinated Notes due 2066 of the
                     Company.

8.1                  Tax Opinion of Wachtell, Lipton, Rosen & Katz.

23.1                 Consent of Wachtell, Lipton, Rosen & Katz.






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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIPRISE FINANCIAL, INC.
Date:  May 26, 2006                    By: /s/ David K. Stewart
                                           ------------------------------------
                                           David K. Stewart
                                           Senior Vice President and Controller



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EXHIBIT NO.          EXHIBIT DESCRIPTION

1.1 Underwriting Agreement, dated May 23, 2006, between the Company, Lehman Brothers Inc. and J.P. Morgan Securities Inc.

4.1 First Supplemental Junior Subordinated Debt Indenture, dated as of May 26, 2006, between the Company and U.S. Bank National Association.

4.2                  Form of 7.518% Junior Subordinated Notes due 2066 of the
                     Company.

8.1                  Tax Opinion of Wachtell, Lipton, Rosen & Katz.

23.1                 Consent of Wachtell, Lipton, Rosen & Katz.